Long Term Debt	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Long Term Debt

12.   Long Term Debt

On August 1, 2018, the Company entered into an amended credit facility (the “Amended Credit Facility”), which provides for a senior secured revolving credit facility (the “Revolver”) in an aggregate principal amount of up to $250 million. The Amended Credit Facility provides the Company with an option, under certain conditions, to increase the commitments under the Revolver or establish one or more incremental term loans (each, an “Incremental Facility”) in an amount up to the sum of (x) $150 million and (y) if such Incremental Facility is incurred in connection with a permitted acquisition, any amount so long as the Company’s leverage ratio (calculated on a trailing four-quarter basis) on a pro forma basis will be no greater than 1.75:1.00. The maturity date of the Amended Credit Facility is August 1, 2023. The Company paid approximately $1.2 million in debt financing costs associated with the Amended Credit Facility, and these costs are being amortized on a straight-line basis over the five-year term of the Amended Credit Facility.

Borrowings under the Revolver will bear interest at a per annum rate equal to, at the Company’s election, LIBOR or a base rate, plus a margin ranging from 1.50% to 2.00% depending on the Company’s leverage ratio. The Company also is subject to a quarterly unused commitment fee ranging from 0.20% to 0.30% per annum depending on the Company’s leverage ratio, times the daily unused amount under the Revolver.

The Amended Credit Facility is guaranteed by all domestic subsidiaries, subject to certain exceptions, and secured by substantially all of the assets of the Company and its subsidiary guarantors. The Amended Credit Facility contains customary affirmative and negative covenants, representations, warranties, events of default, and remedies upon default, including acceleration and rights to foreclose on the collateral securing the Amended Credit Facility. In addition, the Amended Credit Facility requires that the Company satisfy certain financial maintenance covenants, including:

●	A leverage ratio of not greater than 2 to 1. Leverage ratio is defined as the ratio of total debt to trailing four-quarter EBITDA (earnings before interest, taxes, depreciation, amortization, and noncash charges, such as stock-based compensation).
●	A coverage ratio of not less than 1.75 to 1. Coverage ratio is defined as the ratio of trailing four-quarter EBITDA and rent expense to trailing four-quarter interest and rent expense.
●	A U.S. Department of Education (“Department” or “Department of Education”) Financial Responsibility Composite Score of not less than 1.5.

The Company was in compliance with all the covenants of the Amended Credit Facility at December 31, 2019.

During the years ended December 31, 2018 and 2019, the Company paid unused commitment fees of

 $0.4 million and $0.5 million, respectively. The Company had no borrowings under the Revolver during 2017, 2018 and 2019.